                                                                   EXHIBIT 10.38

        THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                              COMMON STOCK WARRANT

                                       OF

                                 EUPHONIX, INC.

        This Warrant is being issued pursuant to that certain Secured Promissory Note, dated December 29, 2000 (the "Note"), by and between Euphonix, Inc., a California corporation (the "Company"), and the Investors (as defined therein).

        This certifies that, for value received, ________ (the "Warrantholder") is entitled, on the terms and subject to conditions set forth below, to subscribe for and purchase from the Company at the Warrant Price defined in
Section 2 below, the number of shares of fully paid and non-assessable shares of the Company's Common Stock (the "Common Stock") equal to the number of shares of Common Stock to be issued to the Warrantholder pursuant to section C.5 of the Note (the "Warrant Shares"). Such Warrant Price and such number of Warrant Shares shall be subject to adjustment upon occurrence of the contingencies set forth in this Warrant.

        Upon delivery of this Warrant (with the Notice of Exercise in the form attached as Attachment A), together with payment of the Warrant Price for the Warrant Shares thereby purchased, which payment may be made by converting this Warrant or any portion thereof pursuant to Section 3 below) ("Warrant Conversion"), at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holders hereof, the holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. All Warrant Shares which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect thereto.

        This Warrant is subject to the following terms and conditions:

        1. Term of Warrant. This Warrant may be exercised in whole or in part, at any time after issuance and prior to the earlier to occur of (i) 5:00 p.m., Pacific Time, on the five-year anniversary of the date of this Warrant, and (ii) five business days prior to the estimated closing date of an Acquisition (as defined below) (the "Term"); provided, however, that in the event this Warrant is exercised, in whole or in part, in connection with an Acquisition, such exercise by the Warrantholder may be conditioned upon the consummation of the Acquisition if so indicated by the Warrantholder pursuant to the Notice of Exercise. For purposes of this Warrant, "Acquisition" shall mean a sale of substantially all of the assets of the Company, or a merger or consolidation of the Company with or into another corporation or entity, pursuant to which the stockholders immediately prior to such merger or consolidation hold less than 50% of the voting equity securities of the surviving or acquiring entity immediately following such merger or consolidation. Upon the expiration of the Term, this Warrant, to the extent not exercised, shall terminate.

        2. Warrant Price. The exercise price of this Warrant (the "Warrant Price") shall equal the "Purchase Price" (as defined in the Note).

        3.     Method of Exercise.

               (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Warrantholder, in whole or in part, by the surrender of this Warrant (with the duly executed Notice of Exercise attached as Attachment A) at the principal office of the Company, and by the payment to the Company, by certified or cashier's check, wire transfer or other acceptable means to the Company, of an amount equal to the aggregate Warrant Price of the Warrant Shares being purchased.

               (b) Net Issue Exercise. In lieu of exercising this Warrant for cash under Section 3(a) above, the Warrantholder may elect to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company and specification of such election on the Notice of Election, in which event the Company shall issue to the Warrantholder a number of Warrant Shares computed using the following formula:

               X = Y(A-B)
                   ------
                      A

               Where  X = the number of Warrant Shares to be issued to the
                          Warrantholder.

                      Y = the number of Warrant Shares for which this Warrant is then being exercised.

                      A = the fair market value of one share of the Company's
                          Common Stock.

                      B = the Warrant Price (as adjusted to the date of such
                          calculation).

        For purposes of this Section 3(b), the fair market value of the Company's Common Stock shall mean the average closing ask prices of the Company's Common Stock quoted on the Nasdaq National Market or Nasdaq Small Cap Market, or the closing prices quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of

The Wall Street Journal for the 30 trading days prior to the date of determination of fair market value.

        4. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time in accordance with the following provisions:

               (a) Reclassification or Consolidation. In case of any reclassification, consolidation or change of outstanding securities of the class issuable upon exercise of this Warrant (other than as a result of a subdivision or combination), the Company shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise in lieu of each Warrant Share previously issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one Warrant Share. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this paragraph 4(a) shall similarly apply to successive reclassifications, consolidations or changes.

               (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a sub-division or increased in the case of a combination.

               (c) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price as contemplated under paragraph (b) above, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

        5. Registration Rights. The Warrant Shares to be issued to the Warrantholder upon exercise of this Warrant shall be granted Form S-3 (or other appropriate form) registration rights pursuant to that certain Registration Rights Agreement (the "Rights Agreement"), dated as of December __, 2000, by and between the Company and the Purchasers (as defined in the Rights Agreement).

               (a) Notices. Upon (i) any adjustment of the Warrant Price and any increase or decrease in the Warrant Shares purchasable upon the exercise of this Warrant, or (ii) a proposed Acquisition, the Company shall give written notice of such adjustment and increase/decrease promptly thereafter, or, in the event of an Acquisition, at least ten business days prior to estimated closing date of the Acquisition, to the registered holder of this Warrant (a "Notice"). The Notice shall be mailed to the address of such holder as shown on the books of the Company and shall state (i) the Warrant Price as adjusted and/or the increased or decreased number of Warrant Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each, or (ii) the terms and estimated timing of the proposed Acquisition, as the case may be.

        6.     Miscellaneous.

               (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of any permitted assigns of the Warrantholder. Neither this Warrant nor any right or obligation hereunder may be transferred by the Warrantholder, except in compliance with Section 1 of the Rights Agreement.

               (b) No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings or receive dividends, or otherwise.

               (c) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

               (d) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or distribution, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

               (e) Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Warrantholder; provided, however, that the holders of the Warrants issued under the Purchase Agreement representing a majority of the Warrant Shares issued or issuable upon exercise of such Warrants may amend, waive or modify any provision of the Warrants on behalf of all holders of the Warrants (including the Warrantholder).

               (f) This Warrant shall be governed by the internal substantive laws, but not the choice of law rules, of the State of California.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

        Dated:  _________, 200_

                                      EUPHONIX, INC.



                                      -----------------------------------
                                      Steve Vining, Chief Executive Officer

                                  ATTACHMENT A

                               NOTICE OF EXERCISE

TO:     Euphonix, Inc.
        220 Portage Avenue
        Palo Alto, CA  94306
        Attn:  Chief Executive Officer

        1. The undersigned hereby elects to purchase ___________ shares of the Common Stock of Euphonix, Inc. (the "Shares") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

        2. The undersigned hereby elects to exercise the purchase right with respect to ______% of such shares of such Common Stock through Warrant Conversion, as set forth in Section 3(b) of the attached Warrant.

        3. Please issue a certificate(s) representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below:

        ---------------------------------
        (Name)

        ---------------------------------

        ---------------------------------
        (Address)

        4. If the attached Warrant is being exercised in connection with an Acquisition, the undersigned hereby notifies Euphonix, Inc., by indicating below, that its exercise hereunder is conditioned upon the consummation of the Acquisition and, in the event the consummation of the Acquisition does not occur, this Notice of Exercise shall be canceled and deemed null and void.

               __________ The undersigned hereby states that its exercise of the attached Warrant is conditioned upon the consummation of the Acquisition and, in the event the consummation of the Acquisition does not occur, this Notice of Exercise shall be canceled and deemed null and void.

        5. If the undersigned is electing to purchase the Shares prior to such Shares being registered under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned represents that the Shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares. In support thereof, the undersigned will execute the Investment Representation Statement attached as Exhibit A. In the event the undersigned is electing to purchase the Shares after such Shares have been registered under the Securities Act pursuant to a registration statement declared effective by the Securities and Exchange Commission, the undersigned will execute a modified Investment Representation Statement reasonably satisfactory to the Company.

                                    Signature of Warrantholder


                                    --------------------------------------

                                    By:
                                       -----------------------------------

                                    Title:
                                          --------------------------------

                                    Date:
                                         ---------------------------------

                                    EXHIBIT A

        THIS STATEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO EUPHONIX, INC. ALONG WITH THE NOTICE OF EXERCISE BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE ATTACHED WARRANT WILL BE ISSUED.

                                 EUPHONIX, INC.

                                WARRANT EXERCISE

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:  ______________________

COMPANY:  Euphonix, Inc.

SECURITY:  Common Stock

NUMBER OF SHARES:  _______________

DATE :_______________, 200__

        In connection with the purchase of the above-listed Securities, the Purchaser represents to the Company the following:

        (a) It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. It acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and it is in a position to lose the entire amount of such investment.

        (b) It is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), but instead are issued pursuant to a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of its representations as expressed herein. It is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission.

        (c) It acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

        (d) It understands that no public market may exist for any of the Securities and that the Company has made no assurances that a public market may exist for the Securities.

        (e) It has had an opportunity to discuss the Company's business, management and financial affairs with its management. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. It understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description. It acknowledges that any business plans prepared by the Company have been and continue to be subject to change and that such business plans are necessary speculative in nature, and it can be expected that some or all of the assumptions used in such plans may not materialize or may vary significantly from actual results.

        (f) It understands that the certificates evidencing the Securities may be imprinted with legend(s) which prohibit the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Purchaser, reasonably satisfactory to the Company, or unless the Company receives a no-action letter from the SEC.

        The following legends may be placed on the certificate(s) for the Securities, or any substitutions therefor:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

        (g) In connection with any public offering of the Company's securities, it agrees, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time

(not to exceed 90 days) from the effective date of such registration as may be requested by the underwriters.

        (h) In accepting the transfer of the above-listed Securities, it agrees to be bound by the terms and conditions of that certain Registration Rights Agreement, dated December __, 2000, as the same may be amended from time to time, by and between the Company and the Purchasers (as defined in such Agreement).

                                     Signature of Purchaser:



                                     By:
                                        --------------------------------

                                     Title:
                                           -----------------------------

                                     Date:
                                          ------------------------------